EXHIBIT 99.1

TF Financial Corporation Reports 2008 Results and Quarterly Dividend

NEWTOWN, Pa., Jan. 29, 2009 (GLOBE NEWSWIRE) -- TF Financial Corporation (Nasdaq:THRD) today reported net income of $4,236,000 ($1.61 per diluted share) for 2008, compared with $4,845,000 ($1.78 per diluted share) for 2007. Net income for the three month period ended December 31, 2008 was $521,000 ($0.20 per diluted share) compared with $1,250,000 ($0.47 per diluted share) during the comparable period of 2007. The Company also announced that its Board of Directors declared a quarterly dividend of $0.20 per share, payable February 17, 2009 to shareholders of record on February 10, 2009.

Highlights for 2008 included:

 * Net interest income increased by $988,000 or 5.0% compared with
   2007, the combined effect of a $704,000 increase in interest income and a $284,000 decrease in interest expense. The Company's net interest margin was 3.09% for the year, a decrease of 12 basis points compared with 2007. The increase in interest income occurred because of a $56.2 million increase in average earning assets throughout the year, more than offsetting a 40 basis point decrease in the average yield on earning assets. Loan yields decreased by 43 basis points to 6.01% largely due to a 400 basis point decrease in the prime rate during the year, which resulted in lower interest yields on the Company's prime rate-based construction, commercial, and home equity loans. During 2008, net loans outstanding increased by $27.9 million or 5.4% to $546.0, and mortgage-backed securities increased by $7.7 million or 7.3% to $112.0 million.
 * Deposits increased by $17.5 million or 3.7% to $489.9 million. The average cost of deposits decreased by 42 basis points during 2008, mainly due to the decrease in short-term interest rates throughout
   2008. However, the Company's deposit mix experienced a shift away from lower cost savings and passbook accounts and toward higher cost money market accounts and certificates of deposit. Federal Home Loan
   Bank advances and other borrowings increased by $14.9 million or
   9.7% to $168.1 million. The average cost of these borrowings decreased by 26 basis points, mainly due to the substantial decrease in the cost of short-term borrowings.
 * Non-performing assets were 0.72% of total assets at year end, down slightly from 0.76% at year end 2007. The Company has no foreclosed property on its books, and non-performing loans decreased by $79,000 to $5.3 million at year end 2008.
 * The allowance for loan losses was $3.9 million or 0.70% of gross loans at year end, an increase of more than $1.0 million during the year. The loan loss provision was $1.5 million for 2008, and net charge-offs were approximately $0.5 million. The increased provision was due in part to the broad decline in real estate activity that has occurred throughout the Philadelphia region that may adversely affect the collateral supporting the Company's real estate loans. In addition, raw land development has declined dramatically, and some of these customers of the Company may be susceptible to cash flow constraints, as was the case during the fourth quarter of 2008, causing the majority of the $2.7 million increase in non-performing loans during the fourth quarter and necessitating a large portion of the $1.0 million loan loss provision during the quarter.
 * Non-interest income increased by $139,000 to $3.9 million during
   2008 when compared with 2007. Non-interest expense increased by
   $529,000 to $17.4 million.
 * Dividends for the year were $0.80 per share, as they were during
   2007.

Commenting on the performance of the Company, President Kent C. Lufkin stated that, "Despite the harsh economic climate throughout 2008, the Company and Third Federal Bank performed well over the last year. We continued to achieve steady deposit and loan growth while carefully managing our cost of funds and net interest margin. We did not get drawn into making high-risk loans or paying exorbitant rates to attract deposits. We do recognize that 2009 will present many risks and challenges, and we are working hard to be prepared for them as evidenced by our prudent additions to our loan loss reserve, cost control measures, and comprehensive oversight of our loan and security portfolios."

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Bank, which operates 15 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com. Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

 T F FINANCIAL CORPORATION
 UNAUDITED FINANCIAL INFORMATION
  (dollars in thousands except per share data)

                                   QUARTER ENDED        PERCENT CHANGE
                                   -------------        --------------
                                                          4Q08-  4Q08-
                         12/31/2008  9/30/2008 12/31/2007  3Q08   4Q07
                          --------------------------------------------

 EARNINGS SUMMARY

  Interest income         $  9,618   $  9,725  $  9,780   -1.1%   -1.7%
  Interest expense           4,308      4,348     4,933   -0.9%  -12.7%
  Net interest income        5,310      5,377     4,847   -1.2%    9.6%
  Loan loss provision        1,010        150        --  573.3%   n.m.
  Non-interest income          927        699       772   32.6%   20.1%
  Non-interest expense       4,623      4,214     3,987    9.7%   16.0%
  Income taxes                  83        462       410  -82.0%  -79.8%
  Net income              $    521   $  1,250  $  1,222  -58.3%  -57.4%

 PER SHARE INFORMATION

  Earnings per share,
   basic                  $   0.20   $   0.47  $   0.45  -57.4%  -55.6%
  Earnings per share,
   diluted                $   0.20   $   0.47  $   0.45  -57.4%  -55.6%

  Dividends paid          $   0.20   $   0.20  $   0.20    0.0%    0.0%

 FINANCIAL RATIOS

  Annualized return
   on average assets          0.28%      0.69%     0.71% -59.4%  -60.6%
  Annualized return
   on average equity          3.00%      7.14%     7.15% -58.0%  -58.0%
  Efficiency ratio           88.44%     71.11%    70.96%  24.4%   24.6%

 AVERAGE BALANCES

  Loans                   $547,128   $547,748  $511,635   -0.1%    6.9%
  Mortgage-backed
   securities              109,284     93,100    92,149   17.4%   18.6%
  Investment securities     39,996     40,862    39,968   -2.1%    0.1%
  Other interest-earning
   assets                      629      1,102       765  -42.9%  -17.8%
  Total earning assets     697,037    682,812   644,517    2.1%    8.1%
  Non-earning assets        36,611     36,301    37,361    0.9%   -2.0%
  Total assets             733,648    719,113   681,878    2.0%    7.6%

  Deposits                 491,283    482,521   472,875    1.8%    3.9%
  FHLB advances and other
   borrowed money          165,101    158,385   132,643    4.2%   24.5%
  Total interest bearing
   liabilities             656,384    640,906   605,518    2.4%    8.4%
  Non-interest bearing
   liabilities               8,271      8,552     8,573   -3.3%   -3.5%
  Stockholders' equity      68,993     69,655    67,787   -1.0%    1.8%
  Total liabilities &
   stockholders' equity   $733,648   $719,113  $681,878    2.0%    7.6%

 SPREAD AND MARGIN
  ANALYSIS

 Average yield on:
  Loans                       5.83%      6.00%     6.39%
  Mortgage-backed
   securities                 4.79%      4.61%     4.71%
  Investment securities       3.84%      4.76%     5.37%
  Other interest-earning
   assets                     0.63%      2.17%     4.15%
  Total interest-earning
   assets                     5.55%      5.73%     6.09%

 Average cost of:
  Deposits                    2.32%      2.29%     2.95%
  FHLB advances and other
   borrowed money             3.48%      3.96%     4.25%
  Total interest-bearing
   liabilities                2.61%      2.70%     3.24%

 Interest rate spread         2.94%      3.03%     2.85%
 Net interest margin          3.09%      3.19%     3.05%

 NON-INTEREST INCOME
  DETAIL

  Service fees, charges
   and other              $    595   $    504  $    574   18.1%    3.7%
  Bank-owned life
   insurance                   164        155       153    5.8%    7.2%
  Gain on sale of loans         72         40        45   80.0%   60.0%
  Gain on sale of
   real estate                  96         --        --   n.m.     n.m.

 NON-INTEREST EXPENSE
  DETAIL

  Salaries and benefits      2,775      2,648     2,444    4.8%   13.5%
  Occupancy                    722        691       679    4.5%    6.3%
  Professional fees            232        142       195   63.4%   19.0%
  Advertising                  181        144        93   25.7%   n.m.
  Other                        713        589       576   21.1%   23.8%

 TF FINANCIAL CORPORATION
 UNAUDITED FINANCIAL INFORMATION
  (dollars in thousands except per
   share data)                        TWELVE MONTHS ENDED
                                    ----------------------      %
                                    12/31/2008  12/31/2007    CHANGE
                                    ----------  ----------  ----------
 EARNINGS SUMMARY

  Interest income                   $   38,832    $ 38,128        1.8%
  Interest expense                      18,071      18,355       -1.5%
  Net interest income                   20,761      19,773        5.0%
  Loan loss provision                    1,500          --        n.m.
  Non-interest income                    3,875       3,736        3.7%
  Non-interest expense                  17,431      16,902        3.1%
  Income taxes                           1,469       1,762      -16.6%
  Net income                        $    4,236    $  4,845      -12.6%

 PER SHARE INFORMATION

  Earnings per share, basic         $     1.61  $     1.78       -9.6%
  Earnings per share, diluted       $     1.61  $     1.78       -9.6%

  Dividends paid                    $     0.80  $     0.80        0.0%

 FINANCIAL RATIOS

  Annualized return on average
   assets                                0.59%       0.73%      -19.2%
  Annualized return on average
   equity                                6.12%       7.24%      -15.5%
  Efficiency ratio                      75.34%      71.90%        4.8%

 AVERAGE BALANCES

  Loans                             $  542,452  $  501,112        8.2%
  Mortgage-backed securities           100,505      86,816       15.8%
  Investment securities                 41,137      38,666        6.4%
  Other interest-earning assets            842       2,180      -61.4%
  Total earning assets                 684,936     628,774        8.9%
  Non-earning assets                    35,841      35,937       -0.3%
  Total assets                         720,777     664,711        8.4%

  Deposits                             483,220     477,299        1.2%
  FHLB advances and other borrowed
   money                               159,565     112,277       42.1%
  Total interest bearing
   liabilities                         642,785     589,576        9.0%
  Non-interest bearing liabilities       8,785       8,189        7.3%
  Stockholders' equity                  69,207      66,946        3.4%
  Total liabilities & stockholders'
   equity                           $  720,777  $  664,711        8.4%

 SPREAD AND MARGIN ANALYSIS

 Average yield on:
  Loans                                  6.01%       6.44%
  Mortgage-backed securities             4.73%       4.71%
  Investment securities                  4.53%       5.42%
  Other interest-earning assets          2.02%       4.82%
  Total interest-earning assets          5.73%       6.13%

 Average cost of:
  Deposits                               2.45%       2.87%
  FHLB advances and other borrowed
   money                                 3.90%       4.16%
  Total interest-bearing
   liabilities                           2.81%       3.11%

 Interest rate spread                    2.92%       3.02%
 Net interest margin                     3.09%       3.21%

 NON-INTEREST INCOME DETAIL

  Service fees, charges and other   $    2,533  $    2,915      -13.1%
  Bank-owned life insurance                633         607        4.3%
  Gain on sale of loans                    271         214       26.6%
  Gain on sale of real estate              438          --        n.m.

 NON-INTEREST EXPENSE DETAIL

  Salaries and benefits                 10,638      10,390        2.4%
  Occupancy                              2,881       2,812        2.5%
  Professional fees                        795         698       13.9%
  Advertising                              614         419       46.5%
  Other                                  2,503       2,583       -3.1%

 T F FINANCIAL CORPORATION
 UNAUDITED FINANCIAL INFORMATION
     (dollars in thousands except per share data)
                                                        PERCENT CHANGE
                                                        --------------
                                PERIOD ENDED             12/31/2008 vs
                                ------------             9/30/  12/31/
                        12/31/2008  9/30/2008 12/31/2007  2008    2007
                          --------  --------  --------  ------  ------

 DEPOSIT INFORMATION

  Non-interest checking   $ 36,871  $ 40,204  $ 35,904    -8.3%    2.7%
  Interest checking         46,907    46,013    46,543     1.9%    0.8%
  Money market              88,609    80,328    79,267    10.3%   11.8%
  Savings                  111,591   116,485   130,423    -4.2%  -14.4%
  CD's,retail              205,872   209,505   180,257    -1.7%   14.2%

 OTHER INFORMATION

 Per Share

  Book value (a)          $  27.39  $  26.28  $  25.40
  Tangible book value (a) $  25.67  $  24.65  $  23.78
  Closing market price    $  19.30  $  21.50  $  24.64

 Balance Sheet

  Loans,net               $545,989  $548,263  $518,067    -0.4%    5.4%
  Cash and cash
   equivalents               2,719     4,562     5,680   -40.4%  -52.1%
  Mortgage-backed
   securities              111,991    92,979   104,338    20.4%    7.3%
  Investment securities     41,515    39,818    41,389     4.3%    0.3%
  Total assets             735,532   718,113   701,673     2.4%    4.8%
  Total deposits           489,850   492,535   472,394    -0.5%    3.7%
  FHLB advances and other
   borrowed money          168,148   148,341   153,221    13.4%    9.7%
  Stockholders' equity      68,892    69,412    67,843    -0.7%    1.5%

 Asset Quality

  Non-performing loans       5,279     2,615     5,358   101.9%   -1.5%
  Loan loss reserves         3,855     2,996     2,842    28.7%   35.6%
  Reserves to gross loans     0.70%     0.54%     0.55%   29.6%   27.3%
  Non-performing loans
   to gross loans             0.96%     0.47%     1.03%  104.3%   -6.8%
  Non-performing loans
   to total assets            0.72%     0.36%     0.76%  100.0%   -5.3%
  Foreclosed property           --       306        --  -100.0%   n.m.
  Foreclosed property
   to total assets            0.00%     0.04%     0.00% -100.0%   n.m.
  Non-performing assets
   to total assets            0.72%     0.41%     0.76%   75.6%   -5.3%

 Statistical

  Shares outstanding
   (000's) (a)               2,515     2,641     2,671
  Number of branch offices      14        14        15
  Full time equivalent
   employees                   181       173       181

 (a) Excludes 147,000, 150,000 and 159,000 unallocated employee stock ownership plan shares at December 31, 2008,
     September 30, 2008, and December 31, 2007, respectively.

 n.m. not meaningful

CONTACT:  TF Financial Corporation
          Dennis R. Stewart, EVP/CFO
          (215) 579-4000